AMENDMENT, RELEASE AND WAIVER NO. 1


                  AMENDMENT, RELEASE AND WAIVER NO. 1 dated as of December 4, 1998 by and among BE Aerospace, Inc., a Delaware corporation (the "Company"), In-Flight Entertainment, LLC, a Delaware limited liability company ("In-Flight"), the lenders party hereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent").

                  WHEREAS the Company, the Lenders and the Administrative Agent are party to a Fifth Amended and Restated Credit Agreement dated as of October 29, 1993, amended and restated as of August 7, 1998 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit Agreement").

                  WHEREAS In-Flight and the Administrative Agent are parties to an Amended and Restated Guarantee and Security Agreement (the "In-Flight Guarantee and Security Agreement") providing, inter alia, for the guarantee by In-Flight of the obligations of the Company under the Credit Agreement.

                  WHEREAS the Company and the Administrative Agent are parties to an Amended and Restated Security Agreement (the "Security Agreement") providing, inter alia, for the pledge by the Company, as collateral security for the payment of the obligations of the Company under the Credit Agreement, of all of the membership interests of In-Flight owned by the Company.

                  WHEREAS the Company has advised the Lenders and the Administrative Agent that the Company wishes to (i) sell, at any time or from time to time, all or any part of the membership interests it holds in In-Flight (collectively, the "In-Flight Disposition"), (ii) transfer certain assets of Puritan-Bennett Aero Systems Corp. ("Puritan-Bennett") associated with the business of In-Flight in an amount not to exceed $2,000,000 to a special purpose subsidiary of the Company ("Puritan-Bennett Subsidiary") after which the Company shall then transfer all of the issued and outstanding stock of Puritan-Bennett Subsidiary to In-Flight (the "Puritan-Bennett Transfer") and (iii) terminate the In-Flight Guarantee and Security Agreement and release the remaining membership interests of In-Flight owned by the Company from the Collateral under the Security Agreement. Therefore, the Company has requested that the Lenders agree, and the Lenders party hereto are willing, on the basis set forth herein, to waive and amend various provisions contained in Sections 8.05, 8.08 and 8.17 of the Credit Agreement and to consent to the termination of the In-Flight Guarantee and Security Agreement and the release of the remaining membership interests of In-Flight from the Collateral, all on the terms and conditions of this Amendment, Release and Waiver No. 1. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  NOW THEREFORE in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1.  WAIVER, TERMINATION AND RELEASE.

                  (a)  Subject  to  the   satisfaction   of  the  conditions  to
effectiveness specified in Section 5 hereof, but with effect on the date hereof, each of the Lenders hereby agrees with the Company that:

                  (i) any violation of Section 8.05 of the Credit Agreement shall be waived to the extent necessary to permit the In-Flight Disposition;

                  (ii)  any  violation  by the  Company  or  Puritan-Bennett  of
         Section 8.08(d) of the Credit Agreement shall be waived to the extent necessary to permit the Puritan-Bennett Transfer and any investment by the Company or Puritan-Bennett in connection therewith shall not constitute an Investment for the purpose of Section 8.08(d); and

                  (iii) Section 8.17 of the Credit Agreement, which requires that the Company maintain its ownership interest in each of its Subsidiaries and prohibits the sale, transfer, pledge or disposal of such ownership interests, shall be waived to the extent necessary to permit the In-Flight Disposition.

                  (b) Subject to the satisfaction of the conditions to effectiveness specified in Section 5 hereof, but with effect on the date of the initial In-Flight Disposition, each of the Lenders hereby further agrees with the Company that In-Flight shall be released from its obligations under the In-Flight Guarantee and Security Agreement.

                  (c) Subject to the satisfaction of the conditions to effectiveness specified in Section 5 hereof, but with effect on the date of the initial In-Flight Disposition, each of the Lenders hereby further agrees with the Company that, all membership interests of In-Flight owned by the Company shall be released from the Collateral under the Security Agreement.

                  Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but with effect on the date hereof, the Credit Agreement shall be amended as follows:

                  (a) Section 8.08(d) shall be amended to read in its entirety:

                  "(d) Investments by the Company in Subsidiaries of the Company in the ordinary course of business; provided that (i) the aggregate amount of the Investments by the Company or any of its Subsidiaries in the Specified Subsidiaries shall not exceed $5,000,000 at any one time outstanding and (ii) the aggregate amount of Customer Obligations (as defined in paragraph (h) below) that are not fully secured (whether by a perfected Lien on, or an indefeasible title retention to, the products so sold or leased, or otherwise) plus the aggregate fair market value of all Property (whether now owned or hereafter acquired) of the Company or any of its Subsidiaries (as determined in good faith by the chief financial officer of the Company) sold, assigned, transferred or otherwise disposed of on or after December 2, 1998 to any Minority-Owned Entities (as defined in paragraph (h) below) plus the aggregate book value (at the time of its transfer) of all Property (not including cash and not including any Property that is subject to a Lien in favor of the Administrative Agent for the benefit of the Lenders) transferred by the Company to any one or more Subsidiaries since December 2, 1998 minus any cash dividends or other distributions received by the Company from any Minority-Owned Entity (as defined in paragraph (h) below) since December 2, 1998 shall not exceed in the aggregate at any one time outstanding the greater of (x) $25,000,000 and (y) 5% of Adjusted Net Worth as of the most recent Fiscal Date for which financial statements have been provided hereunder; provided further, that any increase in the net worth of any Minority-Owned Entity (determined in accordance with GAAP) shall not be considered in determining the amounts under (x) and (y) above;"

                  (b) Section 8.08(h) shall be amended to read in its entirety:

                 "(h) Investments of the Company and its Subsidiaries (i) in corporations, companies, limited liability companies, partnerships and other entities in each case that are not, or do not thereby become, Subsidiaries of the Company ("Minority-Owned Entities") or (ii) representing obligations of customers owing to the Company and its Subsidiaries in respect of the deferred purchase price of products or services sold or the leasing of products to customers ("Customer Obligations"), in each case in the ordinary course of business of the Company and its Subsidiaries as provided for in Section 8.14 hereof and on such terms as the management of the Company may determine in its reasonable business judgment, provided that the aggregate amount of such Customer Obligations that are not fully secured (whether by a perfected Lien on, or an indefeasible title retention to, the products so sold or leased, or otherwise) plus the aggregate fair market value of all Property (whether now owned or hereafter acquired) of the Company or any of its Subsidiaries (as determined in good faith by the chief financial officer of the Company) sold, assigned, transferred or otherwise disposed of on or after December 2, 1998 to any such Minority-Owned Entities plus the aggregate book value (at the time of its transfer) of all Property (not including cash and not including Property that is subject to a Lien in favor of the Administrative Agent for the benefit of the Lenders) transferred by the Company to any one or more Subsidiaries since December 2, 1998 minus any cash dividends or other distributions received by the Company from any Minority-Owned Entity since December 2, 1998 shall not exceed in the aggregate at any one time outstanding the greater of (x) $25,000,000 and (y) 5% of Adjusted Net Worth as of the most recent Fiscal Date for which financial statements have been provided hereunder; provided further, that any increase in the net worth of any Minority-Owned Entity
         (determined in accordance with GAAP) shall not be considered in determining the amounts under (x) and (y) above."

                  Section 3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lenders and the Administrative Agent that this Amendment, Release and Waiver No. 1 has been duly and validly executed and delivered by the Company and constitutes the Company's legal and valid obligation, enforceable in accordance with its terms. The Company further represents and warrants to the Lenders and the Administrative Agent that both before and after giving effect to this Amendment, Release and Waiver No. 1 (i) no Default has occurred and is continuing and (ii) the representations and warranties made by the Company in Section 7 of the Credit Agreement are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). It shall be an Event of Default for all purposes of the Credit Agreement (as amended hereby) if any representation, warranty or certification made by the Company in this Amendment, Release and Waiver No. 1, or in any certificate or other writing furnished to any Lender or the Administrative Agent pursuant to this Amendment, Release and Waiver No. 1, shall prove to have been incorrect as of the time made or furnished in any material respect.

                  Section 4. DOCUMENTS OTHERWISE UNCHANGED. The parties hereto agree that, except as expressly provided herein, the Credit Agreement and the Security Agreement shall remain unchanged and in full force and effect.

                  Section 5. CONDITIONS TO EFFECTIVENESS. The waivers set forth in Section 1 hereof and the amendments to the Credit Agreement set forth in
Section 2 hereof shall be subject to the satisfaction of each of the following conditions to effectiveness:

                  (a) the Administrative Agent shall have received one or more counterparts of this Amendment, Release and Waiver No. 1 duly executed by the Company, In-Flight, the Majority Lenders and the Administrative Agent; and

                  (b) the Administrative Agent shall have received satisfactory evidence from the chief financial officer of the Company as to the Net Available Proceeds that the Company shall receive in connection with the sale of the membership interests of In-Flight and the chief financial officer shall have given the Administrative Agent irrevocable notice that such Net Available Proceeds shall be applied to the prepayment of the Series B Loans.

                  Section 6. COUNTERPARTS. This Amendment, Release and Waiver No. 1 may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment, Release and Waiver No. 1 by signing any such counterpart.

                  Section 7. EXPENSES.  Without  limiting its obligations  under
Section 11.03 of the Credit Agreement, the Company agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special counsel to the Administrative Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, Release and Waiver No. 1.

                  Section 8. BINDING EFFECT. This Amendment, Release and Waiver No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 9. GOVERNING LAW. This Amendment, Release and Waiver No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment, Release and Waiver No. 1 to be duly executed as of the date first above written.


                              BE AEROSPACE, INC.



                              By_______________________
                              Name:
                              Title:

                              Address for Notices:

                              BE Aerospace, Inc.
                              1400 Corporate Center Way
                              Wellington, Florida 33414

                              Attention: Jeffrey P. Holtzman,
                              Vice President and Treasurer

                              Telecopier No.: (561) 791-3966
                              Telephone No.: (561) 791-5000

                                       with a copy to:

                              Ropes & Gray
                              One International Place
                              Boston, MA 02110

                              Attention:  Winthrop G. Minot, Esq.

                              Telecopier No.: (617) 951-7050
                              Telephone No.: (617) 951-7000

                              IN-FLIGHT ENTERTAINMENT, LLC

                              By BE Aerospace, Inc., Member



                              By_______________________
                                Name:
                                Title:

                              Address for Notices:

                              In-Flight Entertainment, LLC
                              17481 Red Hill Avenue
                              Irvine, California 92614

                              Attention: Thomas P. McCaffrey

                              Telephone No.:
                              Telecopier No.:

                                     LENDERS


                              THE CHASE MANHATTAN BANK



                              By_______________________
                              Name:
                              Title:




                              NATIONSBANK, N.A.



                              By_______________________
                                Name:
                                Title:




                              CREDIT LYONNAIS ATLANTA AGENCY



                              By_______________________
                                Name:
                                Title:




                              LASALLE BUSINESS CREDIT, INC.




                              By_______________________
                                Name:
                                Title:

                              THE LONG-TERM CREDIT BANK
                                   OF JAPAN, LTD.



                              By_______________________
                                Name:
                                Title:




                              THE FUJI BANK AND TRUST COMPANY



                              By_______________________
                                Name:
                                Title:




                              WACHOVIA BANK, N.A.



                              By_______________________
                                 Name:
                                 Title:




                              AMSOUTH BANK



                              By_______________________
                                Name:
                                Title:

                              THE BANK OF NEW YORK


                              By_______________________
                                Name:
                                Title:




                              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                   CAYMAN ISLAND BRANCH



                              By_______________________
                                Name:
                                Title:



                              By_______________________
                                Name:
                                Title:




                              FIRST UNION NATIONAL BANK



                              By_______________________
                                Name:
                                Title:

                              SUNTRUST BANK, SOUTH FLORIDA, N.A.



                              By_______________________
                                Name:
                                Title:



                              ABN AMRO BANK N.V.



                              By_______________________
                                Name:
                                Title:



                              By_______________________
                                Name:
                                Title:

                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent



                              By_______________________
                                Name:
                                Title:


                              Address for Notices to
                              Chase as Administrative Agent:

                              The Chase Manhattan Bank
                              Loan and Agency Services Group
                              1 Chase Manhattan Plaza
                              New York, New York 10081